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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     July 14, 1998


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)



 33-57988, 33-64244
  United States                                                51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.   OTHER EVENTS

The following is filed as Exhibit to this Report under Exhibit 4:


4.1 Second Amendment to the MBNA Master Credit Card Trust Pooling and Servicing Agreement and Amendment to the Series Supplements, dated as of June 2, 1998 (the "Second Amendment") is by and between MBNA America Bank, National Association, as Seller and Servicer, and Bankers Trust Company, as Trustee.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 20:




     20.1. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended June 30, 1998.

     20.2. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1998.

     20.3. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1998.

     20.4. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1998.

     20.5. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:




     99.1. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended June 30, 1998.

     99.2. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1998.

     99.3. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1998.

     99.4. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1998.

     99.5. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July 14, 1998


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         David Martini
                                   ----------------------------------
                                Name:       David Martini
                                Title: 	  Vice President